Exhibit 99.1
ENTERTAINMENT PROPERTIES TRUST ANNOUNCES PROPOSED OFFERING OF
COMMON SHARES
Kansas City, MO. November 9, 2009 – Entertainment Properties Trust (NYSE:EPR) today announced plans to file with the Securities and Exchange Commission a supplement to its shelf registration statement for the public offering of 4,500,000 of its common shares of beneficial interest. The Company also expects to grant the underwriters an over-allotment option to purchase an additional 675,000 common shares.
J.P. Morgan Securities Inc. and RBC Capital Markets Corporation are acting as joint book running managers for the offering. Citigroup Global Markets Inc., Barclays Capital Inc., KeyBanc Capital Markets, Inc. and FBR Capital Markets & Co. are acting as co-managers for the offering.
The net proceeds from the offering are expected to be used for general business purposes, which may include funding the acquisition, development or financing of properties or the repayment of debt. Pending application of the net proceeds to such uses, the Company expects to use the net proceeds to reduce indebtedness under its revolving credit facility and to invest any remaining net proceeds in interest-bearing securities which are consistent with the Company’s qualifications as a real estate investment trust.
The offering will be made under an automatic “shelf” registration statement filed under the Securities Act of 1933, as amended, and previously declared effective by the Securities and Exchange Commission. The offering is being made solely by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful.
Copies of the prospectus supplement and the related prospectus for the offering may be obtained from J.P. Morgan Securities Inc. c/o Broadridge Financial Solutions, 1155 Long Island Ave. Edgewood, New York, NY 11717, (631) 254-1735, or the offices of RBC Capital Markets Corporation at Three World Financial Center, 200 Vesey Street 9th Floor, New York, NY, 10281, (212) 428-6670.
About Entertainment Properties Trust
Entertainment Properties Trust (NYSE:EPR) is a real estate investment trust (REIT) that develops, owns, leases, and finances properties for consumer-preferred, high-quality businesses. EPR’s investments are guided by a focus on inflection opportunities that are associated with or support enduring uses, excellent executions, attractive economics, and an advantageous market position. The Company’s total assets exceed $2.5 billion and include megaplex movie theatres and entertainment retail centers, as well as other destination recreational and specialty investments.
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS
With the exception of historical information, certain statements contained or incorporated by reference herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “will be,” “continue,” “hope,” “goal,” “forecast,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” “would,” “may” or other similar expressions contained or incorporated by reference herein. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.